UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 11, 2005

INTERVIDEO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49809	94-3300070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46430 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 651-0888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 11, 2005, the Compensation Committee of the Board of Directors of InterVideo, Inc. approved bonuses for fiscal year 2004. Subject to final determination of satisfactory completion of certain management bonus objectives previously approved by the Compensation Committee, the bonus payouts are as follows:

Name and Position of Executive Officer	Bonus Amount
Steve Ro President and Chief Executive Officer	$84,800	(1)
Randall Bambrough Chief Financial Officer	$53,500	(1)
Honda Shing Chief Technology Officer	$33,000
Chinn Chin Vice President of Engineering	$30,750
Raul Diaz Vice President of Sales	$74,250
Mike Ling Vice President of Marketing	$10,000	(2)

(1)	Amount subject to reduction based on completion of certain management bonus objectives previously approved by the Compensation Committee.
(2)	Amount reflects discretionary bonus approved by the Compensation Committee on February 11, 2005.

On February 14, 2005, InterVideo, Inc. appointed Christine Wong as Vice President and General Counsel. Pursuant to an offer letter executed on February 14, 2005, Ms. Wong will be eligible to receive an annual base salary of $180,000 per year and a target bonus of up to $30,000 per year. In addition, Ms. Wong will be granted an option to purchase 50,000 shares of our common stock. If Ms. Wong’s employment is terminated without “cause,” or if she resigns from her employment for “good reason” (each as defined in the offer letter filed as an Exhibit 10.1 hereto), the vesting of Ms. Wong’s stock options granted during her employment will accelerate as to 50% of the unvested shares. In addition, if such termination occurs within one month prior to or twelve months after a change of control, all remaining unvested stock options will immediately vest. Change of control is defined as a sale of substantially all of our assets, a merger or consolidation in which we are not the surviving corporation or any transaction involving the transfer of greater than 50% of our voting power.

Item 2.02 Results of Operations and Financial Condition

On February 17, 2004, InterVideo, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 2.02 (including the exhibit incorporated into this Item 2.02 by reference) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
10.1	Offer letter to Christine Wong

99.1	Press release of InterVideo, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVIDEO, INC.

By:	/s/ Randall Bambrough
Randall Bambrough Chief Financial Officer

Date: February 17, 2005

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer letter to Christine Wong

99.1	Press release of InterVideo, Inc.

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